2000 Annual Shareholder Report
------------------------------
- Delaware Mid-Cap Value Fund                          DELAWARE(SM)
- Delaware Retirement Income Fund                      INVESTMENTS
- Delaware Small Cap Contrarian Fund                   ============

Dear Shareholder:

January 9, 2001

Recap of Events - As of November 30, 2000, the U.S. stock market has just turned in a third consecutive month of lackluster returns, and the year 2000 was on its way to finishing as the worst year since 1990 in the equity markets. As of November 30, 2000, major U.S. equity indexes were down year-to-date in 2000, with the technology-heavy Nasdaq Composite Index off a notable 36.16% year-to-date and almost 50% from its March 10 peak.

There are a number of factors that arguably contributed to the troubles, including high oil prices, tensions in the Middle East, corporate earnings disappointments, and tightening by an inflation-wary U.S. Federal Reserve Board earlier in 2000.

It is also clear that many investors and analysts in 2000 began reassessing stock valuations for companies that play a role in the New Economy. In December 1999 and through the first two months of 2000, growth stocks were completing a monumental price boom that was often led by hopeful prospects for technology, and in particular for Internet-related companies. However, the rest of the year has been a mirror image of that speculative environment. Many technology stocks lost significant value in the spring, leading the broad market downward. The entire market has generally been volatile ever since and, as a result, we have seen an increased focus on corporate fundamentals as the year has progressed. We believe this trend is positive, as it helps move stocks toward values from which we can be optimistic about future returns.

Unfortunately, many of the factors negatively influencing equities during the year also hurt the high-yield corporate bond market. Earnings weakness, credit quality concerns, and a general lack of liquidity in the market often handcuffed investors trying to sell poorly performing securities. The result was a -5.34% return for the Merrill Lynch High-Yield Bond Index for the year ended November 30, 2000.

Delaware Mid-Cap Value Fund posted a return of +4.25% during the volatile fiscal year ended November 30, 2000 (Institutional Class shares at net asset value with distributions reinvested), but its performance trailed both the Lipper Midcap Value Funds Average (+13.26%) and the benchmark Russell Midcap Value Index (+12.45%). Additional performance information can be found on page 7.

                                                          AR-476 [11/00] CC 1/01

Delaware Retirement Income Fund posted a return of +7.66% during the fiscal year ended November 30, 2000 (Class A shares at net asset value with distributions reinvested), which was greater than the returns for both the Lipper Income Funds Average (+3.95%) and the benchmark Standard & Poor's 500 Index (-4.22%). Additional performance information can be found on page 7.

Delaware SmallCap Contrarian Fund posted a return of +10.56% during the fiscal year ended November 30, 2000 (Institutional Class shares at net asset value with distributions reinvested), which was greater than the returns for the benchmark Russell 2000 Index (-0.58%), but not the Lipper Small-Cap Value Funds Average (+12.33%). Additional performance information can be found on page 7.

Difficult times in the stock market call for discipline from long-term mutual fund investors. As always, we recommend that investors continue to rely on basic, sound principles of investing. These include sticking to a regular investment plan, diversifying your assets, and keeping a long-term outlook, as well as considering your own risk tolerance and financial goals. For help in balancing such considerations, contact your financial advisor.

Market Outlook - The causes mentioned above for this year's market woes are almost identical to those seen in 1990, the last year in which the Dow Jones Industrial Average, the Nasdaq Composite Index, and the S&P 500 Index all finished down for the year.

The difference is that in 1990 the U.S. economy was in recession. We believe that the Federal Reserve is currently achieving the soft landing it sought for the U.S. economy, and that investors' various concerns are already reflected in the market. Although we expect market volatility may continue, it is our opinion that declining stock prices, positive fundamentals, and a healthy economic backdrop make the current environment for equity investing quite attractive.

On the pages that follow, the Funds' managers discuss performance over the past year and provide their outlook on the markets. As always, we thank you for remaining committed to Delaware Investments.

Sincerely,

/s/ Charles E. Haldeman, Jr.
-------------------------------------
Charles E. Haldeman, Jr.
Chairman,
Delaware Investments Family of Funds

/s/ David K. Downes
--------------------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio Management Reviews
----------------------------

Delaware Mid-Cap Value Fund

The Fund's Results
Delaware Mid-Cap Value Fund displayed two distinct periods of performance during the fiscal year ended November 30, 2000. When technology stocks were performing strongly from December through mid-March, the fund trailed its benchmark, the Russell Mid-Cap Value Index. As value investing returned to favor in mid-March and earnings and cash flow once again became important to investors, the fund performed much better.

Two sectors that were increased in weight during the year were financials and energy. The U.S. Federal Reserve Board has reduced interest rates since the close of our reporting period, and we expect the resulting environment to be much more friendly to financial stocks. A standout financial holding was Everest Re Group, a reinsurance company in the property and casualty area that saw a stock price increase of more than 150% during the fiscal year.

Most equities in the energy sector also displayed strong gains during the year. Commodity prices for oil and natural gas reached lofty levels, indicating that profits in this sector are likely to show strong year-over-year gains. Noble Affiliates, a producer of oil and natural gas that is one of your Fund's holdings, saw a 70% gain during the fiscal year. Your Fund remains more heavily weighted than its benchmark in both financials and energy, although we anticipate trimming our exposure to energy stocks due to the perception that high oil and natural gas prices are unsustainable.

Holdings in technology and basic industries were primary detractors from the performance of the Fund. Although the Fund remains underweight versus its benchmark in economically sensitive stocks, such as those in basic industries, the handful of holdings we do have in this area were predominantly negative performers. An example is U.S. Steel, which we sold during the year as it became evident that steel prices were declining at the same time raw material costs were rising. U.S. Steel stock declined by more than 30% during our fiscal year.

Technology stocks have suffered significant damage since mid-March. Although Synopsys is still one of our holdings and still enjoys strong demand for its products, its stock performed poorly for the fiscal year. While many technology stocks have declined significantly and opportunities for value investors are obviously increasing, we think profit expectations are still too high given the slowdown in the economy.

We have also reduced the Fund's weighting in healthcare. This is primarily because we see a limited potential for further gains by individual stocks. A good example is AmeriSource, a drug distributor that was the best-performing stock in the portfolio during the year. We reduced our holdings in AmeriSource as the stock approached a price that we perceived to be fair value and we began to see a reduced chance for further gains.

Current investment opportunities are appearing in the consumer sector across a variety of industries, although we think it is still too early to become aggressive. In the end, we believe a market-friendly Federal Reserve is a key to a better environment for equities. With economic health continuing, we expect the coming year to present numerous profitable opportunities for the Mid Cap Value Fund.


Delaware Retirement Income Fund

The Fund's Results
Delaware Retirement Income Fund seeks to achieve high current income with the potential for capital appreciation. We invest in a combination of income-generating securities, including dividend-paying stocks, preferred stocks, and corporate bonds.

Your Fund outpaced both its benchmark and its relative Lipper class during the year ended November 30, 2000. Your Fund returned +7.66%. The Lipper Income Funds Average rose 3.95% and the benchmark S&P 500 Index fell by 4.22%. We believe that our strategy of seeking dividend-paying stocks helped the Fund outperform its benchmark, as the environment generally favored our strategy. Since the second quarter of our fiscal year, the U.S. stock market has been quite volatile. Many investors seemed to turn in defensive measure to the less economically sensitive, dividend-paying sectors of the market that your Fund typically invests in more heavily.

During the fiscal year, the combination of rising oil prices and market volatility created an environment in which energy and utility stocks could generally excel. Your Fund benefited from its holdings in these sectors, which included Exxon-Mobil, Duke Energy, and Conoco. Healthcare and pharmaceuticals also performed well during the year. The stock of Abbott Laboratories turned in strong performance and added to the positive return for your Fund for the fiscal year.

Telecommunications stocks had a rather difficult year, as the sector saw deteriorating fundamentals when the economy began slowing and investors generally began turning away from anything technology-related. Although we still hold positions in Winstar Communications and believe in the company's future, Winstar stock was a negative performer for the year.

Going forward, we will continue with a portfolio that is approximately half-comprised of dividend-paying common stocks (48.65% of the portfolio as of November 30, 2000), with fixed-income securities such as preferred stocks and high-yield bonds also playing significant roles.

We will continue to carefully monitor the state of the U.S. economy, as well as sectors which we believe could benefit from further interest rate reductions by the Federal Reserve Board in 2001. These include both real estate and financial stocks, as well as economically sensitive sectors such as retail and durable goods.

Delaware Small Cap Contrarian Fund

The Fund's Results
As the Fund's fiscal year began, many investors continued to favor aggressive, technology-oriented growth investments. On March 10, 2000, the Nasdaq Composite Index and other major stock market indices began steep declines. From that point forward, market returns were volatile and less than spectacular overall. Generally, investors often reacted by seeking out traditionally defensive sectors, such as pharmaceuticals, energy, and utilities.

Early in our fiscal year, the Fund had a heavier weighting than its benchmark, the Russell 2000 Index, in areas such as basic industry, capital spending, energy, and healthcare. As it has become clear that the economy is slowing, we repositioned the Fund somewhat more defensively, increasing our holdings in sectors such as consumer staples and utilities. Our allocation to energy stocks also remained large, as high prices for oil and natural gas currently bode well for future earnings in this sector. However, we will continue to monitor this phenomenon closely, as the high commodity prices may not be sustainable.

Healthcare stocks generally performed well during the fiscal year, and a number of our holdings contributed positively to the Fund's overall performance. AmeriSource Health, a distributor of drugs to hospitals and pharmacies, posted strong gains during the year, as did Oxford Health Plans, a managed care provider serving a number of northeastern states.

Because a number of our healthcare holdings saw significant appreciation, we limited our overall allocation to the sector by the end of the fiscal year, trimming some holdings for which we saw limited upside potential for the stock price going forward.

Other strong performers during the year included Everest Re Group, a provider of property-casualty reinsurance, and Waste Connections, a waste management company serving states in the western U.S. Prior to November 30, 2000, we sold our positions in Waste Connections in order to lock in gains.

The telecommunications sector was one that experienced difficult times during the year, with fundamentals deteriorating and many stock prices reflecting the negative sentiment of investors. Two of the Fund's poor performers during the fiscal year were telecommunications equipment providers Antec Corp. and Harmonic Lightwaves. Both stocks fell by more than 50% on the fiscal year, detracting from your Fund's overall performance. We sold our positions in both Antec and Harmonic Lightwaves based on the cloudy outlook for the industry.

Looking forward, we believe the outlook is bright in areas that could benefit from continued economic health. Among these are financial stocks, which we would expect to benefit from a market-friendly stance by the U.S. Federal Reserve Board on interest rates in 2001. In addition, we are beginning to look at consumer cyclicals such as retail companies, which have been down for some time and would naturally benefit from a healthy economy and strong consumer spending.

Delaware Mid-Cap Value Fund
---------------------------

Fund Objective
The Fund seeks to provide long-term capital growth.

Total Fund Net Assets
As of November 30, 2000
$1.97 million

Number of Holdings
As of November 30, 2000
59

Your Fund Manager
Christopher S. Beck joined Delaware Investments in 1997 after previously serving as vice president at Pitcairn Trust Company, where he managed small-capitalization stocks and analyzed equity sectors. Before that he was chief investment officer of the University of Delaware and held management positions at Cypress Capital Management and Wilmington Trust Company. Mr. Beck is a Chartered Financial Analyst.


Delaware Retirement Income Fund
-------------------------------

Fund Objective
The Fund seeks to provide high current income and an investment that has the potential for capital appreciation.

Total Fund Net Assets
As of November 30, 2000
$3.17 million

Number of Holdings
As of November 30, 2000
100

Your Fund Manager
Michael Dugan joined Delaware Investments in May 1997 as a portfolio manager. Mr. Dugan was previously a senior portfolio manager and research director at Thompson, Siegel and Walmsley in Richmond, VA.


Delaware Small Cap Contrarian Fund
----------------------------------

Fund Objective
The Fund seeks long-term capital appreciation.

Total Fund Net Assets
As of November 30, 2000
$2.32 million

Number of Holdings
As of November 30, 2000
82

Your Fund Manager
Christopher S. Beck

Performance Summary

Average Annual Total Returns
For Periods Ended November 30, 2000

                                                           Lifetime             One Year
Delaware Mid-Cap Value Fund
Institutional Class (Est. 12/29/98)                         -0.73%                +4.25%

Lipper Midcap Value Fund Average (189 funds)              +10.00%               +13.26%
Russell Mid-Cap Value Index                                 +4.80%               +12.45%

Delaware Retirement Income Fund
Class A (Est. 12/2/96)
     Excluding Sales Charge                                +11.95%                +7.66%
     Including Sales Charge                                +10.30%                +1.42%

Institutional Class (Est. 12/2/96)                         +11.95%                +7.78%

Lipper Income Funds Average (90 funds)                      +7.41%                +3.95%
Standard & Poor's 500 Stock Index                          +16.47%                -4.22%

Delaware Small Cap Contrarian Fund
Institutional Class (Est. 12/29/98)                         +8.09%               +10.56%

Lipper Small-Cap Value Fund Average (325 Funds)             +6.44%               +12.33%
Russell 2000 Index                                          +4.24%                -0.58%
Russell 2000 Value Index                                    +9.29%               +14.32%

Returns reflect reinvestment of distributions and, where indicated, a 5.75% maximum front-end sales charge for Class A shares. Returns and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original share price. No 12b-1 fees were imposed on Class A shares for the periods shown and no Class B or Class C shares were offered.

The S&P 500 Index is an unmanaged composite of mostly large capitalization U.S. stocks. The unmanaged Russell 2000 Index is a measure of small company stocks. The unmanaged Russell Mid-Cap Value Index contains stocks from the Russell Mid-Cap Index with lower price-to-book ratios and lower forecasted growth values. For the Delaware Mid-Cap Value Fund, the Lipper category represents the average returns of mid-cap value funds tracked by Lipper. For the Delaware Retirement Income Fund, the Lipper category represents the average return of income funds tracked by Lipper. For Delaware Small Cap Contrarian Fund, the Lipper category represents the average of small-cap value funds tracked by Lipper (Source: Lipper, Inc.). It is not possible to invest in an index. Past performance does not guarantee future results. This information is for shareholder use only.

An expense limitation was in effect for all classes of all Funds during the periods shown. Performance would have been lower had the expense limitation not been in effect.

This annual report is for the information of Delaware Mid-Cap Value Fund, Delaware Retirement Income Fund, and Delaware Small Cap Contrarian Fund shareholders. The current prospectuses for the Funds set forth details about the charges, expenses, investment objectives and operating policies of each Fund. You should read the Funds' prospectuses carefully before you invest or send money. Summary investment results are documented in each Fund's current Statement of Additional Information.

Delaware Mid-Cap Value Fund Performance
---------------------------------------
Growth of a $10,000 Investment
December 29, 1998 through November 30, 2000


[GRAPHIC OMITTED]

                       Delaware Mid-
                       Cap Value
                       Fund
                       Institutional              Russell Midcap Value
         Date          Class Shares                    Index
       12/28/98        $10,000.00                    $10,000.00
       11/30/99         $9,458.00                     $9,729.00
        5/31/00         $9,848.00                    $10,305.00
       11/30/00         $9,860.00                    $10,941.00


--------------------------------------------------------------------------------
                   The chart assumes $10,000 invested on December 29, 1998. After the initial date of investment, returns were plotted on the chart as of the end of each May and November. Performance for Delaware Mid-Cap Value Fund is based on Institutional Class shares and includes the reinvestment of distributions. As of November 30, 2000, there was only one Class A share of Delaware Mid-Cap Value Fund outstanding, and no Class B or Class C shares outstanding. Performance of other Fund classes will vary due to differing charges and expenses. An expense limitation was in effect for all classes of the Fund during the period shown. Performance would have been lower had the expense limitation not been in effect. You cannot invest directly in an index. Past performance does not guarantee future results.

Delaware Retirement Income Fund Performance
-------------------------------------------

Growth of a $10,000 Investment
December 2, 1996 through November 30, 2000


[GRAPHIC OMITTED]

                                 Delaware Retirement
                                    Income Fund
          Date                    Class A Shares                S&P 500 Index
       11/29/96                       $9,424                       $10,000
        5/31/97                      $10,951                       $11,315
       11/30/97                      $13,034                       $12,851
        5/31/98                      $13,953                       $14,787
       11/30/98                      $13,323                       $15,892
        5/31/99                      $14,227                       $17,898
       11/30/99                      $13,742                       $19,214
        5/31/00                      $14,640                       $19,772
       11/30/00                      $14,795                       $18,403


--------------------------------------------------------------------------------
                    The chart assumes $10,000 invested on December 2, 1996 and includes the effect of a 5.75% maximum front-end sales charge and reinvestment of all distributions. After the initial date of investment, returns were plotted on the chart as of the last day of each May and November. Performance of other Fund classes will vary due to differing charges and expenses. An expense limitation was in effect for all classes of the Fund during the period shown. Performance would have been lower had the expense limitation not been in effect. You cannot invest directly in an index. Past performance does not guarantee future results.

Delaware Small Cap Contrarian Fund Performance
----------------------------------------------

Growth of a $10,000 Investment
December 29, 1998 through November 30, 2000

[GRAPHIC OMITTED]

                    Delaware Small Cap
                    Contrarian Fund
                    Institutional Class                                    Russell 2000
        Date             Shares                  Russell 2000 Index         Value Index
       12/28/98         $10,000                     $10,000                  $10,000
        5/31/99         $11,400                     $10,456                  $10,158
       11/30/99         $10,506                     $10,893                  $ 9,557
        5/31/00         $11,219                     $11,491                  $10,131
       11/30/00         $11,615                     $10,815                  $10,923


--------------------------------------------------------------------------------
                      The chart assumes $10,000 invested on December 29, 1998. After the initial date of investment, returns were plotted on the chart as of the last day of each May and November. Performance for Delaware Small-Cap Contrarian Fund is based on Institutional Class shares and includes the reinvestment of distributions. As of November 30, 2000, there was only one Class A share of Delaware Small-Cap Contrarian Fund outstanding, and no Class B or Class C shares outstanding. Performance of other Fund classes will vary due to differing charges and expenses. An expense limitation was in effect for all classes of the Fund during the period shown. Performance would have been lower had the expense limitation not been in effect. You cannot invest directly in an index. Past performance does not guarantee future results.

  Statements of Net Assets

DELAWARE MID-CAP VALUE FUND
---------------------------------------------------------------------------------------

                                                                                     Number of            Market
November 30, 2000                                                                     Shares              Value
-------------------------------------------------------------------------------------------------------------------
  Common Stock - 90.09%
  Aerospace & Defense - 1.84%
* Litton Industries                                                                       600            $   36,262
                                                                                                         ----------
                                                                                                             36,262
                                                                                                         ----------

  Automobiles & Automotive Parts - 2.26%
  Borg-Warner Automotive                                                                  500                18,312
  Delphi Automotive Systems                                                             1,900                26,244
                                                                                                         ----------
                                                                                                             44,556
                                                                                                         ----------

  Banking, Finance & Insurance - 19.51%
* Avis Group Holdings                                                                     800                25,750
  Compass Bancshares                                                                    1,350                26,662
  Cullen Frost Bankers                                                                  1,100                35,475
  Edwards (A.G.)                                                                        1,100                49,294
  Everest Re Group                                                                      1,100                66,206
  Hudson United Bancorp                                                                 1,320                24,667
  North Fork Bancorporation                                                             1,750                37,078
  PartnerRe                                                                               600                31,650
  PMI Group                                                                               500                31,781
  Protective Life                                                                         800                19,200
  SouthTrust                                                                            1,100                37,125
                                                                                                         ----------
                                                                                                            384,888
                                                                                                         ----------

  Buildings & Materials - 0.96%
  Lennar                                                                                  600                19,012
                                                                                                         ----------
                                                                                                             19,012
                                                                                                         ----------

  Cable, Media & Publishing - 3.42%
  Knight-Ridder                                                                           700                36,006
  Reynolds & Reynolds - Class A                                                         1,700                31,556
                                                                                                         ----------
                                                                                                             67,562
                                                                                                         ----------

  Chemicals - 1.11%
  Avery Dennison                                                                          400                22,000
                                                                                                         ----------
                                                                                                             22,000
                                                                                                         ----------

                                                                                       Number of            Market
  Delaware Mid-Cap Value Fund                                                           Shares              Value
-------------------------------------------------------------------------------------------------------------------
  Common Stock (continued)

  Computers & Technology - 5.14%
* Computer Sciences                                                                       400            $   27,275
* PeopleSoft                                                                            1,200                39,900
* Symantec                                                                                300                10,800
* Synopsys                                                                                600                23,400
                                                                                                         ----------
                                                                                                            101,375
                                                                                                         ----------

  Conglomerates - 1.81%
  Teleflex                                                                                900                35,663
                                                                                                         ----------
                                                                                                             35,663
                                                                                                         ----------

  Electronics & Electrical Equipment - 1.83%
* International Rectifier                                                                 400                12,100
  Symbol Technologies                                                                     600                24,038
                                                                                                         ----------
                                                                                                             36,138
                                                                                                         ----------

  Energy - 12.08%
  Conoco - Class B                                                                      1,300                32,581
* Cooper Cameron                                                                          700                37,975
  Devon Energy                                                                            572                28,171
  Nicor                                                                                   600                23,137
  Noble Affiliates                                                                      1,300                48,425
  Transocean Sedco Forex                                                                1,000                39,875
  Valero Energy                                                                           900                28,294
                                                                                                         ----------
                                                                                                            238,458
                                                                                                         ----------

  Engineering & Construction - 1.98%
* Jacobs Engineering Group                                                                900                38,981
                                                                                                         ----------
                                                                                                             38,981
                                                                                                         ----------

  Environmental Services - 1.11%
* Republic Services                                                                     1,500                21,844
                                                                                                         ----------
                                                                                                             21,844
                                                                                                         ----------

  Food, Beverage & Tobacco - 2.19%
* Suiza Foods                                                                           1,000                43,188
                                                                                                         ----------
                                                                                                             43,188
                                                                                                         ----------

                                                                                       Number of            Market
  Delaware Mid-Cap Value Fund                                                           Shares              Value
-------------------------------------------------------------------------------------------------------------------
  Common Stock (continued)

  Healthcare & Pharmaceuticals - 4.95%
* AmeriSource Health-Class A                                                              500            $   24,625
* Biogen                                                                                  400                21,900
* Tenet Healthcare                                                                      1,200                51,075
                                                                                                         ----------
                                                                                                             97,600
                                                                                                         ----------

  Industrial Machinery - 2.81%
  Ingersoll-Rand                                                                          800                32,200
  Parker Hannifin                                                                         600                23,212
                                                                                                         ----------
                                                                                                             55,412
                                                                                                         ----------

  Leisure, Lodging & Entertainment - 4.74%
  Hilton Hotels                                                                         2,200                20,625
  Viad                                                                                  1,200                27,225
  Wendy's International                                                                 1,700                45,688
                                                                                                         ----------
                                                                                                             93,538
                                                                                                         ----------

  Packaging & Containers - 1.18%
* Pactiv                                                                                2,000                23,375
                                                                                                         ----------
                                                                                                             23,375
                                                                                                         ----------

  Paper & Forest Products - 3.29%
  Bowater                                                                                 700                37,319
  Westvaco                                                                              1,000                27,563
                                                                                                         ----------
                                                                                                             64,882
                                                                                                         ----------

  Real Estate - 4.64%
  Apartment Investment & Management                                                     1,000                46,000
  Equity Office Properties Trust                                                        1,500                45,469
                                                                                                         ----------
                                                                                                             91,469
                                                                                                         ----------

  Retail - 4.80%
* BJ's Wholesale Club                                                                   1,200                40,275
  Ross Stores                                                                           2,300                35,363
* Zale                                                                                    800                19,200
                                                                                                         ----------
                                                                                                             94,838
                                                                                                         ----------

  Telecommunications - 0.71%
* Adtran                                                                                  400                13,975
                                                                                                         ----------
                                                                                                             13,975
                                                                                                         ----------

                                                                                       Number of            Market
  Delaware Mid-Cap Value Fund                                                           Shares              Value
-------------------------------------------------------------------------------------------------------------------
  Common Stock (continued)

  Textiles, Apparel & Furniture - 0.80%
* Furniture Brands International                                                        1,000            $   15,813
                                                                                                         ----------
                                                                                                             15,813
                                                                                                         ----------

  Transportation & Shipping - 2.49%
  CSX                                                                                     800                20,750
  Southwest Airlines                                                                      900                28,406
                                                                                                         ----------
                                                                                                             49,156
                                                                                                         ----------

  Utilities - 4.44%
  American Water Works                                                                  1,300                32,337
  Conectiv                                                                              1,400                27,563
  DQE                                                                                     800                27,650
                                                                                                         ----------
                                                                                                             87,550
                                                                                                         ----------
  Total Common Stock
     (cost $1,588,967)                                                                                    1,777,535
                                                                                                         ----------

                                                                                      Principal
                                                                                        Amount
                                                                                      ---------
  Repurchase Agreements - 9.43%
  With BNP Paribas 6.48% 12/1/00
     (dated 11/30/00, collateralized by $27,000
     U.S. Treasury Notes 5.50% due 8/31/01,
     market value $27,236 and $39,000
     U.S. Treasury Notes 5.875% due 10/31/01
     market value $38,619)                                                           $ 64,500                64,500
  With Chase Manhattan 6.45% 12/1/00
     (dated 11/30/00, collateralized by $31,000
     U.S. Treasury Notes 4.25% due 11/15/03,
     market value $29,532 and $37,000
     U.S. Treasury Notes 5.50% due 3/31/03,
     market value $37,003)                                                             65,000                65,000
  With J.P. Morgan Securities 6.45% 12/1/00
     (dated 11/30/00, collateralized by $57,000
     U.S.Treasury Notes 6.625% due 4/30/02,
     market value $57,962)                                                             56,500                56,500
  Total Repurchase Agreements
     (cost $186,000)                                                                                     ----------
                                                                                                            186,000
                                                                                                         ----------

  Delaware Mid-Cap Value Fund
-------------------------------------------------------------------------------------------------------------------

  Total Market Value of Securities - 99.52%
     (cost $1,774,967)                                                                                  $ 1,963,535
  Receivables and Other Assets Net of Liabilities - 0.48%                                                     9,587
                                                                                                        -----------
  Net Assets Applicable to 237,891 Shares
  Outstanding - 100.00%                                                                                 $ 1,973,122
                                                                                                        ===========

  Net Asset Value - Delaware Mid-Cap Value Fund A Class
     ($8.29 / 1 share)                                                                                       $ 8.29
                                                                                                        -----------
  Net Asset Value - Delaware Mid-Cap Value Fund Institutional Class
     ($1,973,114 / 237,890 shares)                                                                           $ 8.29
                                                                                                        -----------

  ---------------------------------------------------------------------
  * Non-income producing security for the year ended November 30, 2000.



  Components of Net Assets at November 30, 2000:
  Shares of beneficial interest (unlimited authorization - no par)                                      $ 2,020,009
  Undistributed net investment income                                                                        21,641
  Accumulated net realized loss on investments                                                             (257,096)
  Net unrealized appreciation of investments                                                                188,568
                                                                                                        -----------
  Total net assets                                                                                      $ 1,973,122
                                                                                                        ===========

  Net Asset Value and Offering Price per Share -
  Delaware Mid-Cap Value Fund
  Net asset value A Class (A)                                                                                $ 8.29
  Sales charge (5.75% of offering price or 6.15% of the amount
     invested per share) (B)                                                                                   0.51
                                                                                                        -----------
  Offering price                                                                                             $ 8.80
                                                                                                        ===========

  ------------------------------------------------------------------------------
  (A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
  (B) See the current prospectus for purchases of $50,000 or more.

                                  See accompanying notes

  DELAWARE RETIREMENT INCOME FUND
---------------------------------------------------------------------------------------

                                                                                     Number of             Market
  November 30, 2000                                                                    Shares              Value
-------------------------------------------------------------------------------------------------------------------
  Common Stock - 48.75%
  Automobiles & Automotive Parts - 1.24%
  Dana                                                                                  1,000            $   16,750
  Ford Motor                                                                            1,000                22,750
                                                                                                         ----------
                                                                                                             39,500
                                                                                                         ----------

  Banking, Finance & Insurance - 13.86%
  Bank of America                                                                       1,018                40,656
  Chase Manhattan                                                                         900                33,188
  First Union                                                                           1,000                25,125
  H&R Block                                                                             1,400                49,263
  Mellon Financial                                                                      2,800               131,250
  St. Paul                                                                              2,000               100,250
  Summit Bancorp                                                                        1,600                59,500
                                                                                                         ----------
                                                                                                            439,232
                                                                                                         ----------

  Buildings & Materials - 1.04%
  Georgia-Pacific PEPS Units                                                            1,100                33,000
                                                                                                         ----------
                                                                                                             33,000
                                                                                                         ----------

  Chemical - 1.60%
  Rohm & Haas                                                                           1,700                50,575
                                                                                                         ----------
                                                                                                             50,575
                                                                                                         ----------

  Computers & Technology - 1.47%
  Pitney Bowes                                                                          1,600                46,500
                                                                                                         ----------
                                                                                                             46,500
                                                                                                         ----------

  Consumer Products - 1.83%
  Clorox                                                                                1,300                58,094
                                                                                                         ----------
                                                                                                             58,094
                                                                                                         ----------

  Energy - 4.09%
  Chevron                                                                                 600                49,125
  Conoco Class B                                                                        1,103                27,644
  Exxon-Mobil                                                                             600                52,800
                                                                                                         ----------
                                                                                                            129,569
                                                                                                         ----------

                                                                                      Number of             Market
  Delaware Retirement Income Fund                                                      Shares               Value
-------------------------------------------------------------------------------------------------------------------
  Common Stock (continued)

  Food, Beverage & Tobacco - 3.61%
  Heinz (H.J.)                                                                          1,500            $   68,438
  Philip Morris                                                                         1,200                45,824
                                                                                                         ----------
                                                                                                            114,262
                                                                                                         ----------

  Healthcare & Pharmaceuticals  - 1.04%
  Abbott Laboratories                                                                     600                33,038
                                                                                                         ----------
                                                                                                             33,038
                                                                                                         ----------

  Industrial Machinery - 4.31%
  Deere & Company                                                                       2,500               101,719
  Eaton                                                                                   500                35,063
                                                                                                         ----------
                                                                                                            136,782
                                                                                                         ----------

  Leisure, Lodging & Entertainment - 1.77%
  Starwood Hotels & Resorts Worldwide                                                   1,750                56,000
                                                                                                         ----------
                                                                                                             56,000
                                                                                                         ----------

  Metals & Mining - 2.79%
  Alcan Aluminum                                                                        1,800                54,675
  Alcoa                                                                                 1,200                33,825
                                                                                                         ----------
                                                                                                             88,500
                                                                                                         ----------

  Paper & Forest Products - 1.45%
  Temple-Inland                                                                         1,000                46,000
                                                                                                         ----------
                                                                                                             46,000
                                                                                                         ----------

  Real Estate - 1.64%
  Corporate Office Properties                                                           5,500                51,906
                                                                                                         ----------
                                                                                                             51,906
                                                                                                         ----------

  Telecommunications - 2.18%
  SBC Communications                                                                    1,200                65,925
 *Winstar Communications                                                                  206                 3,012
                                                                                                         ----------
                                                                                                             68,937
                                                                                                         ----------

  Utilities - 4.83%
  Duke Energy                                                                           1,000                89,938
  Southern                                                                              2,000                63,125
                                                                                                         ----------
                                                                                                            153,063
                                                                                                         ----------
  Total Common Stock
     (cost $1,441,805)                                                                                    1,544,958
                                                                                                         ----------


                                                                                      Number of             Market
  Delaware Retirement Income Fd                                                        Shares               Value
-------------------------------------------------------------------------------------------------------------------
  Convertible Preferred Stocks - 10.15%
  Banking, Finance & Insurance - 2.55%
  Newell Financial Trust I 5.25%                                                        2,600            $   80,600
                                                                                                         ----------
                                                                                                             80,600
                                                                                                         ----------

  Industrial Machinery - 1.28%
  Ingersoll-Rand 6.75%                                                                  2,000                40,500
                                                                                                         ----------
                                                                                                             40,500
                                                                                                         ----------

  Telecommunications - 2.91%
  Cox Communications 7.00%                                                              1,200                62,850
  Winstar Communications 7.00%                                                          1,000                29,500
                                                                                                         ----------
                                                                                                             92,350
                                                                                                         ----------

  Transportation - 1.52%
  Union Pacific Capital Trust 6.25%                                                     1,100                48,263
                                                                                                         ----------
                                                                                                             48,263
                                                                                                         ----------

  Utilities - 1.89%
  TXU 9.25%                                                                             1,300                59,963
                                                                                                         ----------
                                                                                                             59,963
                                                                                                         ----------
  Total Convertible Preferred Stocks
     (cost $427,200)                                                                                        321,676
                                                                                                         ----------

                                                                                     Principal
  Corporate Bonds - 9.73%                                                              Amount
                                                                                     ---------
  Banking, Finance & Insurance  - 0.97%
**Coaxial LLC 12.875% 8/15/08                                                         $ 5,000                 3,525
  Midland Funding II 11.75% 7/23/05                                                    10,000                10,588
  RBF Finance 11.375% 3/15/09                                                          10,000                11,612
  Sovereign Bancorp 10.50% 11/15/06                                                     5,000                 4,987
                                                                                                         ----------
                                                                                                             30,712
                                                                                                         ----------

  Cable, Media & Publishing - 1.15%
  Adelphia Communications 10.50% 7/15/04                                                5,000                 4,525
  American Media Operations 10.25% 5/1/09                                              10,000                 9,650
  Antenna TV SA 9.00% 8/1/07                                                            5,000                 4,475
  Classic Cable 10.50% 3/1/10                                                          10,000                 4,450
  Sinclair Broadcast Group 10.00% 9/30/05                                              10,000                 9,425
  Telewest Communications 9.625% 10/1/06                                                5,000                 3,825
                                                                                                         ----------
                                                                                                             36,350
                                                                                                         ----------

  Chemicals - 0.45%
  Avecia Group PLC 11.00% 7/1/09                                                        5,000                 4,750
  Lyondell Chemical 9.875% 5/1/07                                                      10,000                 9,600
                                                                                                         ----------
                                                                                                             14,350
                                                                                                         ----------

                                                                                     Principal              Market
  Delaware Retirement Income Fund                                                      Amount                Value
-------------------------------------------------------------------------------------------------------------------
  Corporate Bonds (continued)

  Energy - 1.10%
  Calpine 8.63% 8/15/10                                                               $ 5,000            $    5,062
  Chesapeake Energy 9.625% 5/1/05                                                       5,000                 5,038
  Frontier Oil 11.75% 11/15/09                                                         10,000                10,000
  Nuevo Energy 9.50% 6/1/08                                                             5,000                 5,000
  Parker Drilling 9.75% 11/15/06                                                       10,000                 9,825
                                                                                                         ----------
                                                                                                             34,925
                                                                                                         ----------

  Food, Beverage & Tobacco - 0.29%
  Cott 8.50% 5/1/07                                                                     5,000                 4,713
  DiGiorgio 10.00% 6/15/07                                                              5,000                 4,325
                                                                                                         ----------
                                                                                                              9,038
                                                                                                         ----------

  Healthcare & Pharmaceuticals  - 0.65%
  Oxford Health Plans 11.00% 5/15/05                                                   10,000                11,100
  Tenet Healthcare 7.625% 6/1/08                                                       10,000                 9,563
                                                                                                         ----------
                                                                                                             20,663
                                                                                                         ----------

  Industrial Machinery - 0.59%
  Azurix 10.75% 2/15/10                                                                 5,000                 4,400
  Muzak LLC 9.875% 3/15/09                                                              5,000                 4,450
  Pierce Leahy Command 8.125% 5/15/08                                                   5,000                 4,675
  R&B Falcon 9.125% 12/15/03                                                            5,000                 5,125
                                                                                                         ----------
                                                                                                             18,650
                                                                                                         ----------

  Leisure, Lodging & Entertainment - 0.61%
  Bally Total Fitness 9.875% 10/15/07                                                   5,000                 4,475
  Hollywood Casino 11.25% 5/1/07                                                        5,000                 5,125
  International Game Technology 8.375% 5/15/09                                          5,000                 4,900
  Venetian Casino 12.25% 11/15/04                                                       5,000                 4,950
                                                                                                         ----------
                                                                                                             19,450
                                                                                                         ----------

  Metals & Mining - 0.30%
  Golden Northwest 12.00% 12/15/06                                                      5,000                 4,750
  P & L Coal Holdings 9.625% 5/15/08                                                    5,000                 4,874
                                                                                                         ----------
                                                                                                              9,624
                                                                                                         ----------

  Packaging & Containers - 0.16%
  Stone Container 10.75% 10/1/02                                                        5,000                 5,075
                                                                                                         ----------
                                                                                                              5,075
                                                                                                         ----------

  Paper & Forest Products - 0.15%
  Doman Industries 12.00% 7/1/04                                                        5,000                 4,825
                                                                                                         ----------
                                                                                                              4,825
                                                                                                         ----------

                                                                                     Principal              Market
  Delaware Retirement Income Fund                                                      Amount               Value
-------------------------------------------------------------------------------------------------------------------
  Corporate Bonds (continued)

  Real Estate - 0.23%
  HMH Properties 7.875% 8/1/08                                                        $ 5,000            $    4,625
**Pinnacle Holdings 0.00% 3/15/08                                                       5,000                 2,625
                                                                                                         ----------
                                                                                                              7,250
                                                                                                         ----------

  Retail - 0.41%
  Advance Stores 10.25% 4/15/08                                                         5,000                 3,675
  Buhrman US 12.25% 11/1/09                                                             5,000                 5,000
  J Crew Operating 10.375% 10/15/07                                                     5,000                 4,350
                                                                                                         ----------
                                                                                                             13,025
                                                                                                         ----------

  Telecommunications - 1.87%
  Charter Communications Holdings 8.25% 4/1/07                                         10,000                 8,663
  Crown Castle International 10.75% 8/1/11                                              5,000                 5,000
  Exodus Communications  10.75% 12/15/09                                                5,000                 4,000
  Global Crossing 9.625% 5/15/08                                                        5,000                 4,275
  Hyperion Telecommunications 12.25% 9/1/04                                             5,000                 3,475
  Insight Midwest 10.50% 11/1/10                                                        5,000                 4,974
  Intermedia Communication 8.60% 6/1/08                                                 5,000                 4,075
  Level 3 Communications 9.125% 5/1/08                                                  5,000                 3,350
  Metromedia Fiber Network 10.00% 11/15/08                                              5,000                 3,825
  Nextel Communications 9.375% 11/15/09                                                 5,000                 4,313
  Nextel Communications 12.00% 11/1/08                                                 10,000                10,325
  Winstar Communication 12.75% 4/15/10                                                  5,000                 2,875
                                                                                                         ----------
                                                                                                             59,150
                                                                                                         ----------

  Transportation & Shipping - 0.17%
  Avis Group Holdings 11.00% 5/1/09                                                     5,000                 5,375
                                                                                                         ----------
                                                                                                              5,375
                                                                                                         ----------

  Utilities - 0.63%
  AES 10.25% 7/15/06                                                                   10,000                10,150
  Caithness Coso Fund 9.05% 12/15/09                                                   10,000                 9,850
                                                                                                         ----------
                                                                                                             20,000
                                                                                                         ----------
  Total Corporate Bonds
     (cost $322,938)                                                                                        308,462
                                                                                                         ----------


  Convertible Bonds - 21.54%
  Automobiles & Automotive Parts - 1.67%
  Magna International 4.875% 2/15/05                                                   60,000                52,950
                                                                                                         ----------
                                                                                                             52,950
                                                                                                         ----------

  Banking, Finance & Insurance - 1.97%
  Bell Atlantic Financial Services 5.75% 4/1/03                                        65,000                62,405
                                                                                                         ----------
                                                                                                             62,405
                                                                                                         ----------

                                                                                     Principal              Market
  Delaware Retirement Income Fund                                                     Amount                Value
-------------------------------------------------------------------------------------------------------------------
  Convertible Bonds (continued)

  Cable, Media & Publishing - 1.64%
  World Color Press 6.00% 10/1/07                                                    $ 50,000            $   51,813
                                                                                                         ----------
                                                                                                             51,813
                                                                                                         ----------

  Computers & Technology - 7.92%
  Siebel Systems 5.50% 9/15/06                                                         85,000               250,855
                                                                                                         ----------
                                                                                                            250,855
                                                                                                         ----------

  Industrial Machinery - 5.99%
  Mail-Well 5.00% 11/01/02                                                            100,000                75,250
  Masotech 4.50% 12/15/03                                                              90,000                57,150
  Thermo Fibertek 4.50% 7/15/04                                                        65,000                57,525
                                                                                                         ----------
                                                                                                            189,925
                                                                                                         ----------

  Telecommunications - 2.35%
  Allied Riser 7.50% 6/15/07                                                           60,000                15,525
  Clear Channel Communications 1.50% 12/1/02                                           30,000                27,450
  Level 3 Communications 6.00% 9/15/09                                                 50,000                31,624
                                                                                                         ----------
                                                                                                             74,599
                                                                                                         ----------
  Total Convertible Bonds
     (cost $630,650)                                                                                        682,547
                                                                                                         ----------


  Repurchase Agreements - 9.78%
  With BNP Paribas 6.48% 12/1/00 (dated 11/30/00,
     collateralized by $45,000 U.S. Treasury Notes 5.50% due
     8/31/01, market value $45,394 and $64,000 U.S. Treasury Notes
     5.875% due 10/31/01, market value $64,365)                                       107,000               107,000
  With Chase Manhattan 6.45% 12/1/00 (dated 11/30/00,
     collateralized by $61,000 U.S. Treasury Notes 5.50% due
     3/31/03, market value $61,672 and $51,000 U.S. Treasury
     Notes 4.25% due 11/15/03, market value $49,220)                                  108,500               108,500
  With J.P. Morgan 6.45% 12/1/00 (dated 11/30/00,
     collateralized by $95,000 U.S. Treasury Notes 6.625% due
     4/30/02, market value $96,603)                                                    94,500                94,500
                                                                                                         ----------
  Total Repurchase Agreements
     (cost $310,000)                                                                                        310,000
                                                                                                         ----------

  Total Market Value of Securities - 99.95%
     (cost $3,132,593)                                                                                    3,167,643
  Receivables and Other Assets Net of Liabilities - 0.05%                                                     1,648
                                                                                                         ----------
  Net Assets Applicable to 330,299 Shares
     Outstanding - 100.00%                                                                               $3,169,291
                                                                                                         ==========

  Delaware Retirement Income Fund
-------------------------------------------------------------------------------------------------------------------
  Net Asset Value - Delaware Retirement Income Fund A Class
     ($23,891 / 2,489 shares)                                                                            $     9.60
                                                                                                         ==========
  Net Asset Value - Delaware Retirement Income Fund Institutional Class
     ($3,145,400 / 327,810 shares)                                                                       $     9.60
                                                                                                         ==========

  ------------------------------------------------------------------------------
 *Non-income producing security for the year ended November 30, 2000.
**Zero coupon bond as of November 30, 2000. The interest rate shown is the step-up rate.

  Components of Net Assets at November 30, 2000:
  Shares of beneficial interest (unlimited authorization - no par)                                       $2,901,528
  Undistributed net investment income                                                                       123,249
  Accumulated net realized gain on investments                                                              109,464
  Net unrealized appreciation of investments                                                                 35,050
                                                                                                         ----------
  Total net assets                                                                                       $3,169,291
                                                                                                         ==========

  Net Asset Value and Offering Price per Share -
  Delaware Retirement Income Fund
  Net asset value A Class (A)                                                                            $     9.60
  Sales charge (5.75% of offering price or 6.15% of the amount
     invested per share) (B)                                                                                   0.59
                                                                                                         ----------
  Offering price                                                                                         $    10.19
                                                                                                         ==========

  ------------------------------------------------------------------------------
  (A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
  (B) See the current prospectus for purchases of $50,000 or more.


                             See accompanying notes

  DELAWARE SMALL CAP CONTRIAN FUND
--------------------------------------------------------------------------------

                                                                                     Number of              Market
  November 30, 2000                                                                   Shares                 Value
-------------------------------------------------------------------------------------------------------------------
  Common Stock - 88.61%
  Automobiles & Automotive Parts - 1.95%
  Clarcor                                                                               1,100            $   19,662
  Federal Signal                                                                        1,200                25,725
                                                                                                         ----------
                                                                                                             45,387
                                                                                                         ----------

  Banking & Finance - 10.30%
  Alabama National Bancorp                                                              1,500                32,250
  Associated Banc-Corp                                                                  1,080                26,797
  Colonial BancGroup                                                                    2,400                22,350
  Compass Bancshares                                                                    1,400                27,650
  Cullen Frost Bankers                                                                  1,000                32,250
 *Financial Federal                                                                     1,100                25,575
  FNB                                                                                   1,517                30,530
  Republic Bancorp                                                                      3,586                28,240
  Sovereign Bancorp                                                                     2,000                13,625
                                                                                                         ----------
                                                                                                            239,267
                                                                                                         ----------

  Buildings & Materials - 2.40%
  D.R. Horton                                                                           1,308                24,280
 *Griffon                                                                               3,000                18,750
  Lennar Corporation                                                                      400                12,675
                                                                                                         ----------
                                                                                                             55,705
                                                                                                         ----------

  Business Services - 3.43%
  Advanced Marketing Services                                                           1,400                24,937
 *Armor Holdings                                                                        2,500                39,531
 *Dendrite International                                                                  900                15,244
                                                                                                         ----------
                                                                                                             79,712
                                                                                                         ----------

  Chemicals - 1.19%
  OM Group                                                                                600                27,525
                                                                                                         ----------
                                                                                                             27,525
                                                                                                         ----------

                                                                                     Number of              Market
  Delaware Small Cap Contrarian Fund                                                  Shares                Value
-------------------------------------------------------------------------------------------------------------------
  Common Stock (continued)

  Computers & Technology - 4.23%
 *Hall, Kinion & Associates                                                             1,700            $   29,325
 *Mercury Computer Systems                                                              1,000                31,187
 *Parametric Technology                                                                 1,900                21,138
 *Take-Two Interactive Software                                                         1,700                16,469
                                                                                                         ----------
                                                                                                             98,119
                                                                                                         ----------

  Consumer Products - 1.26%
  International Flavors & Fragrances                                                    1,000                18,687
 *Nu Skin Asia Pacific                                                                  2,300                10,638
                                                                                                         ----------
                                                                                                             29,325
                                                                                                         ----------

  Consumer Services - 1.40%
 *Ogden                                                                                 1,200                17,175
  Stewart Enterprises                                                                   8,300                15,303
                                                                                                         ----------
                                                                                                             32,478
                                                                                                         ----------

  Electronics & Electrical Equipment - 1.08%
  Ametek                                                                                1,100                25,025
                                                                                                         ----------
                                                                                                             25,025
                                                                                                         ----------

  Energy - 11.18%
 *Cal Dive International                                                                1,400                27,475
 *Cooper Cameron                                                                          600                32,550
 *Louis Dreyfus Natural Gas                                                               700                22,575
  NUI                                                                                     800                23,100
  New Jersey Resources                                                                    500                20,125
  Noble Affiliates                                                                        900                33,525
  Santa Fe International                                                                1,200                29,625
  Tidewater                                                                             1,200                48,600
  Valero Energy                                                                           700                22,006
                                                                                                         ----------
                                                                                                            259,581
                                                                                                         ----------

  Engineering & Construction - 2.89%
  Granite Construction                                                                    700                19,469
 *Jacobs Engineering Group                                                              1,100                47,644
                                                                                                         ----------
                                                                                                             67,113
                                                                                                         ----------

                                                                                     Number of           Market
Delaware Small Cap Contrarian Fund                                                    Shares              Value
-------------------------------------------------------------------------------------------------------------------
Common Stock (continued)

 Food, Beverage & Tobacco - 6.78%
*Constellation Brands                                                                      600            $   29,400
 McCormick and Company                                                                     700                26,075
 Michael Foods                                                                             900                23,625
*Suiza Foods                                                                               500                21,594
 Tyson Foods                                                                             2,400                33,600
*United Natural Foods                                                                    1,600                23,200
                                                                                                         ----------
                                                                                                            157,494
                                                                                                         ----------

 Healthcare & Pharmaceuticals   - 4.93%
*Ocular Sciences                                                                         1,400                18,288
*Pharmaceutical Product Development                                                        700                25,638
*Renal Care Group                                                                          800                17,400
*Sybron Dental Specialties                                                                 900                13,500
*TLC Laser Eye Centers                                                                   5,500                14,609
*Ventiv Health                                                                           2,300                25,156
                                                                                                          ----------
                                                                                                             114,591
                                                                                                          ----------

 Industrial Machinery - 1.93%
*Gardner Denver                                                                          1,600                26,600
 Graco                                                                                     500                18,156
                                                                                                          ----------
                                                                                                              44,756
                                                                                                          ----------

 Insurance - 6.09%
 Everest Re Group                                                                          900                54,169
 Mutual Risk Management                                                                  1,300                20,800
 Mercury General                                                                           900                34,706
 PartnerRe                                                                                 600                31,650
                                                                                                          ----------
                                                                                                             141,325
                                                                                                          ----------

 Leisure, Lodging & Entertainment - 3.60%
*Jack in the Box                                                                         1,100                29,700
 General Growth Properties                                                                 800                26,300
 Chateau Communities                                                                     1,000                27,500
                                                                                                          ----------
                                                                                                              83,500
                                                                                                          ----------

                                                                                     Number of           Market
Delaware Small Cap Contrarian Fund                                                    Shares              Value
-------------------------------------------------------------------------------------------------------------------
Common Stock (continued)

Metals & Mining - 0.82%
Consol Energy                                                                            1,000            $   19,062
                                                                                                          ----------
                                                                                                              19,062
                                                                                                          ----------

 Packaging & Containers - 1.01%
*Pactiv                                                                                  2,000                23,375
                                                                                                          ----------
                                                                                                              23,375
                                                                                                          ----------

 REITs - 7.85%
 AMB Property                                                                              800                19,050
 Cabot Industrial Trust                                                                    600                11,400
 Kilroy Realty                                                                             800                21,500
 LaSalle Hotel Properties                                                                1,200                16,800
 Pan Pacific Retail Properties                                                           1,600                33,100
 Prentiss Properties Trust                                                               1,500                37,594
 SL Green Realty                                                                           700                19,119
 United Dominion Realty Trust                                                            2,500                23,594
                                                                                                          ----------
                                                                                                             182,157
                                                                                                          ----------

 Retail - 6.40%
*Barnes & Noble                                                                          2,000                54,250
*Charlotte Russe Holding                                                                 1,400                22,837
*Intertan                                                                                1,600                18,900
*O'Charleys                                                                              1,600                27,800
*Wilsons                                                                                 1,500                24,938
                                                                                                          ----------
                                                                                                             148,725
                                                                                                          ----------

 Telecommunications - 1.05%
*Adtran                                                                                    700                24,456
                                                                                                          ----------
                                                                                                              24,456
                                                                                                          ----------

 Transportation & Shipping - 2.82%
 Alexander & Baldwin                                                                     1,500                39,937
*Mesaba Holdings                                                                         2,000                25,625
                                                                                                          ----------
                                                                                                              65,562
                                                                                                          ----------

                                                                                       Number            Market
Delaware Small Cap Contrarian Fund                                                   of Shares            Value
-------------------------------------------------------------------------------------------------------------------
Common Stock (continued)

Utilities - 3.02%
Kansas City Power & Light                                                               1,000            $   25,937
Northwestern                                                                              800                17,600
Scana                                                                                     947                26,694
                                                                                                         ----------
                                                                                                             70,231
                                                                                                         ----------

Miscellaneous - 1.00%
Strayer Education                                                                         900                23,119
                                                                                                         ----------
                                                                                                             23,119
                                                                                                         ----------
Total Common Stock
   (cost $1,856,455)                                                                                      2,057,590
                                                                                                         ----------

                                                                                    Principal
                                                                                      Amount
                                                                                    ---------
Repurchase Agreements - 12.32%
With BNP Paribas 6.48% 12/1/00 (dated 11/30/00,
   collateralized by $42,000 U.S. Treasury Notes 5.50%
   due 8/31/01, market value $41,879 and $59,000 U.S.
   Treasury Notes 5.875% due 10/31/01, market value
   $59,382)                                                                          $ 99,000                99,000
With Chase Manhattan 6.45% 12/1/00 (dated 11/30/00,
   collateralized by $47,000 U.S. Treasury Notes 4.25%
   due 11/15/03, market value $45,410 and $56,000 U.S.
   Treasury Notes 5.50% due 3/31/03, market value $56,898)                            100,000               100,000
With J.P. Morgan Securities 6.45% 12/1/00 (dated
   11/30/00, collateralized by $88,000 U.S. Treasury
   Notes 6.625% due 4/30/02, market value $89,124)                                     87,000                87,000
                                                                                                        -----------
Total Repurchase Agreements
   (cost $286,000)                                                                                          286,000
                                                                                                        -----------

Total Market Value of Securities - 100.93%
  (cost $2,142,455)                                                                                       2,343,590
Liabilities Net of Receivables and Other Assets - (0.93%)                                                   (21,553)
                                                                                                        -----------
Net Assets Applicable to  255,557 Shares
   Outstanding -  100.00%                                                                               $ 2,322,037
                                                                                                        ===========

Net Asset Value - Delaware Small Cap Contrarian Fund A Class
   ($12.01 / 1.321 shares)                                                                                    $9.09
                                                                                                        -----------
Net Asset Value - Delaware Small Cap Contrarian Fund Institutional Class
   ($2,322,025 / 255,556 shares)                                                                              $9.09
                                                                                                        -----------

-----------------------
Non-income producing security for the year ended November 30, 2000.

Delaware Small Cap Contrarian Fund
-------------------------------------------------------------------------------------------------------------------
Components of Net Assets at November 30, 2000:
Shares of beneficial interest (unlimited authorization - no par)                                        $ 2,169,199
Undistributed net investment income                                                                          33,937
Accumulated net realized loss on investments                                                                (82,234)
Net unrealized appreciation of investments                                                                  201,135
                                                                                                        -----------
Total net assets                                                                                        $ 2,322,037
                                                                                                        ===========

Net Asset Value and Offering Price per Share-
Delaware Small Cap Contrarian Fund
Net asset value A Class (A)                                                                                  $ 9.09
Sales charge (5.75% of offering price, or 6.05% of
   amount invested per share) (B)                                                                              0.55
                                                                                                        -----------
Offering price                                                                                               $ 9.64
                                                                                                        ===========

-----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more.


                             See accompanying notes

Statements of Operations

                                                                                 Delaware           Delaware             Delaware
                                                                                  Mid-Cap          Retirement           Small Cap
                                                                                   Value             Income             Contrarian
Year Ended November 30, 2000                                                       Fund               Fund                 Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Dividends                                                                       $ 30,314            $ 80,543             $ 42,887
Interest                                                                           8,548              75,730               14,259
                                                                                --------            --------             --------
                                                                                  38,862             156,273               57,146
                                                                                --------            --------             --------

Expenses:
Management fees                                                                   14,428              20,431               16,542
Dividend disbursing, transfer agent fees and expenses                              2,160               3,014                1,060
Trustees' fees                                                                       900               1,934                1,844
Reports and statements to shareholders                                               855               1,604                  226
Professional fees                                                                  1,852                   -                  165
Registration fees                                                                  1,197                 288                  147
Accounting and administration expenses                                               706               1,065                   67
Taxes (other than taxes on income)                                                   850                 629                   30
Custodian fees                                                                       404                 271                  351
Distribution expenses                                                                  -                  71                    -
Other                                                                                406                 398                  565
                                                                                --------            --------             --------
                                                                                  23,758              29,705               20,997
Less expenses waived or absorbed                                                  (9,337)             (5,514)              (4,164)
Less expenses paid indirectly                                                       (117)               (628)                 (87)
                                                                                --------            --------             --------
Total expenses                                                                    14,304              23,563               16,746
                                                                                --------            --------             --------
Net Investment Income                                                             24,558             132,710               40,400
                                                                                --------            --------             --------



Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments                                         (257,357)            109,429              (82,173)
Net change in unrealized appreciation/depreciation of investments                314,819             (13,473)             262,863
                                                                                --------            --------             --------
Net Realized and Unrealized Gain on Investments                                   57,462              95,956              180,690
                                                                                --------            --------             --------
Net Increase in Net Assets Resulting from Operations                            $ 82,020            $228,666             $221,090
                                                                                ========            ========             ========



                             See accompanying notes

Statements of Changes in Net Assets

                                                                                       Delaware Mid-Cap          Delaware Retirement
                                                                                         Value Fund                  Income Fund
                                                                              ------------------------------------------------------
                                                                                                  12/29/98*
                                                                                 Year Ended          To              Year Ended
                                                                                  11/30/00        11/30/99      11/30/00   11/30/99

Increase (Decrease) in Net Assets from Operations:
Net investment income                                                            $ 24,558        $ 17,083      $ 132,710  $ 134,014
Net realized gain (loss) on investments                                          (257,357)            261        109,429     30,708
Net change in unrealized appreciation/depreciation of investments                 314,819        (126,251)       (13,473)   (79,700)
                                                                              -----------------------------------------------------
Net increase (decrease) in net assets resulting from operations                    82,020        (108,907)       228,666     85,022
                                                                              -----------------------------------------------------

Distributions to Shareholders from:
Net investment income:
    A Class                                                                             -               -           (989)    (1,392)
    Institutional Class                                                           (20,000)              -       (130,426)  (173,404)

Net realized gain on investments:
    A Class                                                                             -               -           (231)      (864)
    Institutional Class                                                                 -               -        (30,432)  (107,679)
                                                                              -----------------------------------------------------
                                                                                  (20,000)              -       (162,078)  (283,339)
                                                                             ------------------------------------------------------
Capital Share Transactions:
Proceeds from shares sold:
    A Class                                                                             -             508              -          -
    Institutional Class                                                                 4       2,000,009              3          -

Net asset value of shares issued upon reinvestment of distributions:
    A Class                                                                             -               -          1,220      2,256
    Institutional Class                                                            20,000               -        160,858    281,083
                                                                              -----------------------------------------------------
                                                                                   20,004       2,000,517        162,081    283,339
                                                                              -----------------------------------------------------
Cost of shares repurchased:
    A Class                                                                             -            (512)             -     (1,266)
    Institutional Class                                                                 -               -         (6,015)       (14)
                                                                              -----------------------------------------------------
                                                                                        -            (512)        (6,015)    (1,280)
                                                                              -----------------------------------------------------
Increase in net assets derived from capital share transactions                     20,004       2,000,005        156,066    282,059
                                                                              -----------------------------------------------------

Net Increase In Net Assets                                                         82,024       1,891,098        222,654     83,742

Net Assets:
Beginning of period                                                             1,891,098               -      2,946,637  2,862,895
                                                                              -----------------------------------------------------
End of period                                                                 $ 1,973,122      $1,891,098     $3,169,291 $2,946,637
                                                                              =====================================================

                                [RESTUBBED TABLE]

                                                                                    Delaware Small Cap
                                                                                     Contrarian Fund
                                                                              -----------------------------
                                                                                                12/29/98*
                                                                               Year Ended           To
                                                                                11/30/00          11/30/99
Increase (Decrease) in Net Assets from Operations:
Net investment income                                                         $    40,400        $ 25,302
Net realized gain (loss) on investments                                           (82,173)        137,352
Net change in unrealized appreciation/depreciation of investments                 262,863         (61,728)
                                                                              ---------------------------
Net increase (decrease) in net assets resulting from operations                   221,090         100,926
                                                                              ---------------------------


Distributions to Shareholders from:
Net investment income:
    A Class                                                                             -               -
    Institutional Class                                                           (31,765)              -

Net realized gain on investments:
    A Class                                                                                             -
    Institutional Class                                                          (137,413)              -
                                                                              ---------------------------
                                                                                 (169,178)              -
                                                                              ---------------------------

Capital Share Transactions:
Proceeds from shares sold:
    A Class                                                                             -             409
    Institutional Class                                                                 4       2,000,008

Net asset value of shares issued upon reinvestment of distributions:
    A Class                                                                             -               -
    Institutional Class                                                           169,178               -
                                                                              ---------------------------
                                                                                  169,182       2,000,417
                                                                              ---------------------------
Cost of shares repurchased:
    A Class                                                                             -            (400)
    Institutional Class                                                                 -               -
                                                                              ---------------------------
                                                                                        -            (400)
                                                                              ---------------------------
Increase in net assets derived from capital share transactions                    169,182       2,000,017
                                                                              ---------------------------

Net Increase In Net Assets                                                        221,094       2,100,943

Net Assets:
Beginning of period                                                             2,100,943               -
                                                                              ---------------------------
End of period                                                                 $ 2,322,037      $2,100,943
                                                                              ===========================

-------------------------------------------
*Date of commencement of operations.

                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                        Delaware Mid-Cap Value Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------
                                                                                                            12/29/98(1)
                                                                                      Year Ended                To
                                                                                       11/30/00              11/30/99
                                                                                     ------------          -------------
Net asset value, beginning of period                                                    $ 8.040               $ 8.500

Income (loss) from investment operations:
     Net investment income(2)                                                             0.103                 0.073
     Net realized and unrealized gain (loss) on investments                               0.232                (0.533)
                                                                                        -------               -------
     Total from investment operations                                                     0.335                (0.460)
                                                                                        -------               -------
Less dividends:
     Dividends from net investment income                                                (0.085)                    -
                                                                                        -------               -------
     Total dividends                                                                     (0.085)                    -
                                                                                        -------               -------

Net asset value, end of period                                                          $ 8.290               $ 8.040
                                                                                        =======               =======

Total return(3)                                                                           4.25%                (5.41%)

Ratios and supplemental data:
     Net assets, end of period (000 omitted)                                            $ 1,973               $ 1,891
     Ratio of expenses to average net assets                                              0.75%                 0.75%
     Ratio of expenses to average net assets prior to expense
       limitation and expenses paid indirectly                                            1.25%                 1.33%
     Ratio of net investment income to average net assets                                 1.29%                 0.92%
     Ratio of net investment income to average net assets
       prior to expense limitation and expenses paid indirectly                           0.79%                 0.34%
     Portfolio turnover                                                                     48%                   37%

-------------------------------------------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

Shares of the Delaware Mid-Cap Value Fund A Class were initially offered on December 29, 1998. On May 3, 1999, the A Class sold shares which were subsequently repurchased on July 9, 1999, leaving a balance of 1 share as of November 30, 2000, which is the initial seed purchase. Shareholder data for this class is not being disclosed because management does not believe it to be meaningful.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                              Delaware Retirement Income Fund A Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        12/02/96(1)
                                                                                       Year Ended                           To
                                                                        11/30/00        11/30/99        11/30/98         11/30/97
                                                                    ----------------------------------------------------------------
Net asset value, beginning of period                                     $ 9.430        $ 10.160        $ 11.700        $  8.500

Income (loss) from investment operations:
     Net investment income(2)                                              0.403           0.431           0.632           0.558
     Net realized and unrealized gain (loss) on investments                0.285          (0.156)         (0.402)          2.685
                                                                         -------        --------        --------        --------
     Total from investment operations                                      0.688           0.275           0.230           3.243
                                                                         -------        --------        --------        --------

Less dividends and distributions:
     Dividends from net investment income                                 (0.420)         (0.620)         (0.570)         (0.043)
     Distributions from net realized gain on investments                  (0.098)         (0.385)         (1.200)              -
                                                                         -------        --------        --------        --------
     Total dividends and distributions                                    (0.518)         (1.005)         (1.770)         (0.043)
                                                                         -------        --------        --------        --------

Net asset value, end of period                                           $ 9.600        $  9.430        $ 10.160        $ 11.700
                                                                         =======        ========        ========        ========

Total return(3)                                                            7.66%           3.14%           2.22%          38.31%

Ratios and supplemental data:
     Net assets, end of period (000 omitted)                                $ 24            $ 22            $ 23             $ 9
     Ratio of expenses to average net assets                               0.75%           0.75%           0.75%           0.75%
     Ratio of expenses to average net assets prior to expense
       limitation and expenses paid indirectly                             1.24%           1.17%           1.62%           2.18%
     Ratio of net investment income to average net assets                  4.22%           4.46%           6.01%           5.48%
     Ratio of net investment income to average net assets
       prior to expense limitation and expenses paid indirectly            3.73%           4.03%           5.14%           4.05%
     Portfolio turnover                                                      41%             42%             91%            196%

------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                          Delaware Retirement Income Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       12/02/96(1)
                                                                                         Year Ended                        To
                                                                        11/30/00          11/30/99       11/30/98       11/30/97

                                                                    ----------------------------------------------------------------
Net asset value, beginning of period                                   $ 9.420           $ 10.150         $ 11.690       $  8.500

Income (loss) from investment operations:
     Net investment income(2)                                            0.403              0.431            0.632          0.558
     Net realized and unrealized gain (loss) on investments              0.295             (0.156)          (0.402)         2.675
                                                                       -------           --------         --------       --------
     Total from investment operations                                    0.698              0.275            0.230          3.233
                                                                       -------           --------         --------       --------

Less dividends and distributions:
     Dividends from net investment income                               (0.420)            (0.620)          (0.570)        (0.043)
     Distributions from net realized gain on investments                (0.098)            (0.385)          (1.200)             -
                                                                       -------           --------         --------       --------
     Total dividends and distributions                                  (0.518)            (1.005)          (1.770)        (0.043)
                                                                       -------           --------         --------       --------

Net asset value, end of period                                         $ 9.600           $  9.420         $ 10.150       $ 11.690
                                                                       =======           ========         ========       ========

Total return(3)                                                          7.78%              3.15%            2.22%         38.19%

Ratios and supplemental data:
     Net assets, end of period (000 omitted)                           $ 3,145            $ 2,924          $ 2,840        $ 2,763
     Ratio of expenses to average net assets                             0.75%              0.75%            0.75%          0.75%
     Ratio of expenses to average net assets prior to expense
       limitation and expenses paid indirectly                           0.94%              0.87%            1.32%          1.88%
     Ratio of net investment income to average net assets                4.22%              4.46%            6.01%          5.48%
     Ratio of net investment income to average net assets
       prior to expense limitation and expenses paid indirectly          4.03%              4.33%            5.44%          4.35%
     Portfolio turnover                                                    41%                42%              91%           196%

------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.


                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                   Delaware Small Cap Contrarian Fund Institutional Class
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  12/29/98(1)
                                                                              Year Ended                              To
                                                                               11/30/00                            11/30/99
                                                                            --------------                       -------------
Net asset value, beginning of period                                            $ 8.930                             $ 8.500

Income from investment operations:
     Net investment income(2)                                                     0.159                               0.104
     Net realized and unrealized gain on investments                              0.720                               0.326
                                                                                -------                             -------
     Total from investment operations                                             0.879                               0.430
                                                                                -------                             -------

Less dividends and distributions:
     Dividends from net investment income                                        (0.135)                                  -
     Distributions from net realized gain on investments                         (0.584)                                  -
                                                                                -------                             -------
     Total dividends and distributions                                           (0.719)                                  -
                                                                                -------                             -------

Net asset value, end of period                                                  $ 9.090                             $ 8.930
                                                                                =======                             =======

Total return(3)                                                                  10.56%                               5.06%

Ratios and supplemental data:
     Net assets, end of period (000 omitted)                                    $ 2,322                             $ 2,101
     Ratio of expenses to average net assets                                      0.75%                               0.80%
     Ratio of expenses to average net assets prior to expense
       limitation and expenses paid indirectly                                    0.94%                               1.84%
     Ratio of net investment income to average net assets                         1.81%                               1.27%
     Ratio of net investment income to average net assets
       prior to expense limitation and expenses paid indirectly                   1.62%                               0.18%
     Portfolio turnover                                                            125%                                 63%

----------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

Shares of the Delaware Small Cap Contrarian Fund A Class were initially offered on December 29, 1998. On March 16, 1999, the A Class sold shares which were subsequently repurchased on March 23, 1999, leaving a balance of 1 share as of November 30, 2000, which is the initial seed purchase. Shareholder data for this class is not being disclosed because management does not believe it to be meaningful.

                             See accompanying notes

Notes to Financial Statements


November 30, 2000

Delaware Group Equity Funds V (the "Trust") is organized as a Delaware business trust and offers four series: Delaware Mid-Cap Value Fund, Delaware Retirement Income Fund, Delaware Small Cap Contrarian Fund, and Delaware Small Cap Value Fund. These financial statements and related notes pertain to Delaware Mid-Cap Value Fund, Delaware Retirement Income Fund, and Delaware Small Cap Contrarian Fund (each referred to as a "Fund" or collectively as the "Funds"). The Funds are registered as diversified open-end investment companies under the Investment Company Act of 1940, as amended. The Funds offer four classes of shares. The A Class carries a maximum front-end sales charge of 5.75%. The B Class carries a back-end deferred sales charge. The C Class carries a level-load deferred sales charge and the Institutional Class has no sales charge. As of November 30, 2000, only the A and Institutional Classes have commenced operations.

Delaware Mid-Cap Value Fund's objective is to provide long-term capital appreciation. Delaware Retirement Income Fund's objective is to provide investors with high current income and an investment that has the potential for capital appreciation. Delaware Small Cap Contrarian Fund's objective is to provide long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Funds.

Security Valuation- All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between bid and asked prices will be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Funds' Board of Trustees.

Federal Income Taxes- Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States.

Class Accounting- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements- Each Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by each Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. Each Fund declares and pays dividends from net investment income and capital gains, if any, annually.

Certain expenses of the Funds are paid through commission arrangements with brokers. These transactions are done subject to best execution. In addition, the Funds receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "Expenses paid indirectly". The amount of these expenses and credits for the year ended November 30, 2000 were as follows:

                                 Delaware        Delaware        Delaware
                                 Mid-Cap         Retirement      Small Cap
                                 Value Fund      Income Fund     Contrarian Fund
                                ------------------------------------------------
Commission reimbursements          $44             $ 72             $51
Earnings credits                    73              556              36

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of the investment management agreement, the Funds pay Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager of the Funds, an annual fee which is calculated on the average daily net assets of each Fund as follows:

                                     Delaware      Delaware      Delaware
                                     Mid-Cap       Retirement    Small Cap
                                     Value Fund    Income Fund   Contrarian Fund
                                     -------------------------------------------
On the first $500 million              0.75%         0.65%         0.75%
On the next $500 million               0.70%         0.60%         0.70%
On the next $1.5 billion               0.65%         0.55%         0.65%
Over $2.5 billion                      0.60%         0.50%         0.60%

DMC has elected to waive that portion, if any, of the management fee and reimburse each Fund to the extent that annual operating expenses, exclusive of taxes, interest, distribution expenses, brokerage commissions and extraordinary expenses, exceed 0.75% of each Fund's average daily net assets through May 31, 2001.

The Funds have engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administrative services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

At November 30, 2000, the Funds had liabilities for such fees and other expenses payable to DMC and affiliates as follows:

                                     Delaware      Delaware      Delaware
                                     Mid-Cap       Retirement    Small Cap
                                     Value Fund    Income Fund   Contrarian Fund
                                     -------------------------------------------
Investment management fee
  Payable to DMC                       $674          $1,208         $1,446
Dividend disbursing, transfer
 agent, accounting fees and other
 expenses payable to DSC                239             296            254
Other expenses payable to DMC
  and affiliates                      1,671             977          1,752

Pursuant to the distribution agreement, the Funds pay Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily assets of the A Class and 1.00% of the average daily net assets of the B and C Classes. DDLP has elected voluntarily to waive such fees.

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Funds. These officers, trustees and employees are paid no compensation by the Funds.

3. Investments
During the year ended November 30, 2000, the Funds made purchases and sales of investment securities other than U.S. government securities and temporary cash investments for each Fund as follows:

                                     Delaware      Delaware      Delaware
                                     Mid-Cap       Retirement    Small Cap
                                     Value Fund    Income Fund   Contrarian Fund
                                     -------------------------------------------
Purchases                            $858,841      $1,221,821    $2,531,661
Sales                                 986,541       1,221,751     2,632,864

At November 30, 2000, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:
                                     Delaware      Delaware      Delaware
                                     Mid-Cap       Retirement    Small Cap
                                     Value Fund    Income Fund   Contrarian Fund
                                     -------------------------------------------
Cost of investments                  $1,774,967    $3,132,593    $2,142,455
                                     ===========================================
Aggregate unrealized appreciation      $301,175      $410,147      $275,689
Aggregate unrealized depreciation      (112,607)     (375,097)      (74,554)
                                     -------------------------------------------
Net unrealized appreciation            $188,568       $35,050      $201,135
                                     ===========================================

For federal income tax purposes, each Fund had accumulated capital losses at November 30, 2000 as follows:

                                     Delaware      Delaware      Delaware
                                     Mid-Cap       Retirement    Small Cap
                                     Value Fund    Income Fund   Contrarian Fund
                                     -------------------------------------------
Expires 2008                         $257,357          -           $82,173

4. Capital Shares
Transactions in capital shares were as follows:

                                        Delaware Mid-Cap           Delaware Retirement          Delaware Small Cap
                                           Value Fund                  Income Fund               Contrarian Fund
                                       Year        12/29/98*       Year           Year          Year        12/29/98*
                                       Ended          to           Ended         Ended          Ended          to
                                     11/30/00      11/30/99      11/30/00       11/30/99      11/30/00      11/30/99
                                   -------------- ------------ -------------- ------------- -------------- ------------
Shares sold:
  A Class                                    -           57              -             -              -           57
  Institutional Class                        -      235,295              -             -              -      235,295

Shares issued upon
reinvestment of
distributions:
  A Class                                    -            -            135           246              -            -
  Institutional Class                    2,595            -         17,893        30,854         20,261            -
                                   ------------------------------------------------------------------------------------
                                         2,595      235,352         18,028        31,100         20,261      235,352
                                   ------------------------------------------------------------------------------------

Shares repurchased:
  A Class                                    -         (56)              -         (137)              -         (56)
  Institutional Class                        -            -          (620)           (1)              -            -
                                   ------------------------------------------------------------------------------------
                                             -         (56)          (620)         (138)              -         (56)
                                   ------------------------------------------------------------------------------------
Net increase                             2,595      235,296         17,408        30,962         20,261      235,296
                                   ====================================================================================

*Date of commencement of operations.

5. Lines of Credit

The Funds, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to one-third of their net assets under the agreement. The Funds had no amounts outstanding at November 30, 2000, or at any time during the period.

6. Credit and Market Risk

Delaware Mid-Cap Value Fund and Delaware Small Cap Contrarian Fund may invest up to 15% of their total net assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

Delaware Retirement Income Fund may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

Delaware Mid-Cap Value Fund and Delaware Small-Cap Contrarian Fund invest a significant portion of its assets in small or medium-sized companies and may be subject to certain risks associated with ownership of securities of small and medium-sized companies. Investments in smaller companies may be more volatile than investments in larger companies because of the limited financial resources of small and medium-sized companies or their dependence on narrow products lines.

7. Tax Information (Unaudited)

The information set forth is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2001. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 2000, the Funds designate distributions paid during the year as follows:

                               (A)
                           Long-Term                    (B)
                           Capital Gain              Ordinary              Total            (C)
                           Distributions             Income            Distributions     Qualifying(1)
                             Tax Basis               Distributions       Tax Basis        Dividends
                           -------------             -------------     -------------     -------------
Delaware Mid-Cap
Value Fund                      -                        100%               100%              -

Delaware Retirement
Income Fund                     -                        100%               100%             61%

Delaware Small Cap
Contrarian Fund                 -                        100%               100%              -

Items (A) and (B) are based on a percentage of each of the Fund's total distributions.
Item (C) is based on a percentage of ordinary income of each of the Funds
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

                         Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Equity Funds V

We have audited the accompanying statements of net assets of Delaware Mid-Cap Value Fund, Delaware Retirement Income Fund and Delaware Small Cap Contrarian Fund (the "Funds") (each a series of Delaware Group Equity Funds V) as of November 30, 2000, and the related statements of operations for the year then ended, and statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed Funds at November 30, 2000, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                                /s/ Ernst & Young LLP
Philadelphia, Pennsylvania
January 5, 2001